SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 23, 1999



                   AMERICAN TELECASTING, INC.
     (Exact name of Registrant as specified in its charter)

        Delaware                      0-23008                54-1486988
(State of Incorporation)       (Commission File Number)  (I.R.S. Employer
                                                        Identification No.)


   5575 Tech Center Drive, Suite 300, Colorado Springs, Colorado         80919
          (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (719) 260-5533


 (Former name or  former address, if changed since last report)


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Item 1.   Changes in Control of Registrant.

     (a) On September 23, 1999, pursuant to an Agreement and Plan of Merger (the Merger Agreement), dated April 26, 1999, by and among Sprint Corporation, DD Acquisition Corporation, a wholly owned subsidiary of Sprint, and American Telecasting, Inc., DD Acquisition Corporation was merged with and into American Telecasting, and American Telecasting became a wholly owned subsidiary of Sprint.

     Pursuant to the Merger Agreement, the shareholders of American Telecasting are entitled to receive $6.50 in cash for each outstanding share of American Telecasting common stock. The source of the consideration is commercial paper and general working capital of Sprint.

     Additional information concerning the merger is contained in the Proxy Statement filed by American Telecasting, which is an exhibit hereto and is incorporated herein by reference.

     (b) There are no arrangements relating to changes in control of the type described in Item 403(c) of Regulation S-K.


Item 7.   Financial Statements and Exhibits.

          (c) Exhibits:

                2 Proxy Statement of American Telecasting, Inc. (which includes the Merger Agreement) filed with the Securities and Exchange Commission on May 27, 1999 and incorporated herein by reference.

                99  Press release of Sprint Corporation dated September 23,
                    1999.

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              AMERICAN TELECASTING, INC.



Date:  September 28, 1999         By: /s/ Laura L. Ozenberger
                                   Laura L. Ozenberger
                                   Assistant Secretary

                         EXHIBIT INDEX

Exhibit
Number    Description                                                Page

 2        Proxy Statement of American Telecasting, Inc.
          (which includes the Merger Agreement) filed with the Securities and Exchange Commission on May 27,
          1999 and incorporated herein by reference.

 99       Press release of Sprint Corporation dated September
          23, 1999.